Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013 of Shea Homes Limited Partnership, (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew H. Parnes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Quarterly Report on Form 10-Q. A signed original of this statement has been provided to Shea Homes Limited Partnership and will be retained by Shea Homes Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Andrew H. Parnes
Andrew H. Parnes
Chief Financial Officer
(Principal Financial Officer)

Date: May 10, 2013